Exhibit 31.2

CERTIFICATION OF FINANCIAL OFFICER

PURSUANT TO RULE 13a-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacqueline M. Lemke, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of XG Sciences, Inc. for the period ended March 31, 2020;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

DATE: July 15, 2020

By: /s/ Jacqueline M. Lemke
Name: Jacqueline M. Lemke Title: Chief Financial Officer